UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K (File No. 001-32678) filed by DCP Midstream Partners, LP (the “Partnership”) under Items 1.01, 2.01, 3.02, 5.03, 7.01 and 9.01 on April 7, 2009 (the “Initial 8-K”), on April 1, 2009, the Partnership acquired from DCP Midstream, LLC and two of its wholly-owned subsidiaries, among other things, an additional 25.1% limited liability company interest in DCP East Texas Holdings, LLC (“East Texas”). This Amendment No. 1 to Current Report on Form 8-K/A (File No. 001-32678) amends Item 9.01 of the Initial 8-K solely to include the unaudited pro forma financial information for the acquisition of the East Texas limited liability company interests excluded from the Initial 8-K as permitted under Item 9.01 of Form 8-K. The required audited historical consolidated financial statements of East Texas have been previously reported by the Partnership under Item 15 of the Partnership’s Annual Report on Form 10-K (File No. 001-32678) filed with the Securities and Exchange Commission on March 5, 2009, and are thus not included herein pursuant to General Instruction B.3 of Form 8-K. The complete text of Item 9.01 as amended hereby is set forth below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Omitted from this filing pursuant to General Instruction B.3 of Form 8-K as the audited historical consolidated financial statements of East Texas as of December 31, 2008, and for the three years in the period ended December 31, 2008, were previously filed under Item 15 of the Partnership’s Annual Report on Form 10-K (File No. 001-32678) filed with the Securities and Exchange Commission on March 5, 2009.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of December 31, 2008 and for the three years in the period ended December 31, 2008, are filed herewith as Exhibit 99.2, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

+ Exhibit 3.1	Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, dated as of April 1, 2009.

+ Exhibit 10.1	Contribution Agreement, dated February 24, 2009, among the Partnership, DCP LP Holdings, LLC, DCP Midstream GP, LP and DCP Midstream, LLC (previously filed as Exhibit 10.16 to the Partnership’s Form 10-K (File No. 001-32678) filed with the Securities and Exchange Commission on March 5, 2009 and incorporated herein by reference).

+ Exhibit 10.2	Second Amended and Restated Limited Liability Company Agreement of East Texas, dated as of April 1, 2009, between East Texas, DCP Assets Holding, LP and DCP Midstream, LLC.

+ Exhibit 99.1	Press release dated April 1, 2009.

Exhibit 99.2	Unaudited pro forma condensed consolidated financial statements of the Partnership.

+	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP its General Partner

	By:	DCP Midstream GP, LLC its General Partner

Date: May 4, 2009	By:	/s/ Angela A. Minas
	Name:	Angela A. Minas
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

+ Exhibit 3.1	Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, dated as of April 1, 2009.

+ Exhibit 10.1	Contribution Agreement, dated February 24, 2009, among the Partnership, DCP LP Holdings, LLC, DCP Midstream GP, LP and DCP Midstream, LLC (previously filed as Exhibit 10.16 to the Partnership’s Form 10-K (File No. 001-32678) filed with the Securities and Exchange Commission on March 5, 2009 and incorporated herein by reference).

+ Exhibit 10.2	Second Amended and Restated Limited Liability Company Agreement of East Texas, dated as of April 1, 2009, between East Texas, DCP Assets Holding, LP and DCP Midstream, LLC.

+ Exhibit 99.1	Press release dated April 1, 2009.

Exhibit 99.2	Unaudited pro forma condensed consolidated financial statements of the Partnership.

+	Previously filed.

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